FORM 8-K


CURRENT REPORT PURSUANT TO SECTION
13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934.



Date of report (Date of earliest event reported): October 08, 2003




Xtreme Companies, Inc.
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(Exact Name of Registrant as Specified in Its Charter)


Nevada	                               	88-0394012
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(State or Other Jurisdiction of          	(I.R.S. Employer identification No.)
Incorporation or Organization)

11782 Western Ave. Unit 18					90680
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(Address of principal executive offices)           (ZIP Code)


(714) 895-0944
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(Registrant's Telephone Number, Including Area Code)


9116 Covered Wagon, Las Vegas, NV 89117
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(Former Name or Former Address, if Changed Since Last Report)
















ITEM 1.           CHANGE IN CONTROL OF REGISTRANT

	On October 1, 2003, Xtreme Companies, Inc.
("Xtreme") entered into a Agreement and Plan of Reorganization with Rockwell Power Systems,
Inc. a Delaware Corporation ("Rockwell"), whereby Xtreme shall issue 60,000,000 shares of Common Stock to Rockwell for 100% of the issued and outstanding common stock of Rockwell.
Pursuant to this Agreement Rockwell shareholders will own approximately 99% of the issued and outstanding shares of Common Stock of the Registrant on a fully diluted basis and stockholder of the Registrant will own 1% of the issued and outstanding shares of Common Stock.

	The following table sets forth certain information after giving effect to the issuance of securities as part of the closing of the Merger Agreement with respect to beneficial ownership of the outstanding shares of common stock of the Registrant by the Registrant's directors, executive officers and each person known by the Registrant to own in excess of 5% of the outstanding shares of Common Stock of the Registrant, and the directors and executive officers as a group.
Unless otherwise noted, each person below has personal and sole beneficial ownership of the shares of Common Stock:

Name of Share Holder	Approximate # of Shares		Percentage
									Ownership

-------------------------------------------------------------
Technical Solutions Group	20,000,000			33%
, Inc. (F.K.A. Sonic Jet
Performance, Inc.)
2031 Avenue B
Building 44
Charleston, SC 29405

EFund Capital Partners, LLC.	24,000,000			40%
301 East Ocean Blvd, Suite 640
Long Beach, CA 90802

EFund Small-Cap Fund, L.P.	13,840,000			23.1%
301 East Ocean Blvd, Suite 640
Long Beach, CA 90802

* None of the officers and Directors have been issued shares to date.

ITEM  2.          ACQUISITION OR DISPOSAL OF ASSETS

  	On October 1, 2003, Xtreme Companies, Inc.
("Xtreme") entered into a Agreement and Plan of Reorganization with Rockwell Power Systems, Inc.
a Delaware Corporation ("Rockwell"),
whereby Xtreme shall issue 60,000,000 shares of Common Stock to Rockwell for 100% of the issued and outstanding common stock of Rockwell.

	As a result of the transactions Rockwell will become a wholly-owned subsidiary of Xtreme. Rockwell manufactures a line of specialty boats for fire and rescue and recreational purposes. It is the intention of the parties hereto that all of the issued and outstanding shares of capital stock of Rockwell shall be acquired by Xtreme in exchange solely for Xtreme common voting stock and that this entire transaction qualify as a corporate reorganization under Section 368(a)(1)(B) and/or Section 351 of the Internal Revenue Code of 1986, as amended, and related or other applicable sections thereunder.


ITEM  3.          BANKRUPTCY OR RECEIVERSHIP

                           NONE


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTING

                           NONE


ITEM 5.  OTHER EVENTS

                           NONE


ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS
	In conjunction with the Agreement and Plan of Reorganization the following Directors resigned from their positions as directors: (1) Shaun Hadley, (2) Don Bradley, (3) Jeff Bradley (4) Garrett Oberle, and (5) Sherri Kresser. To fill the vacancy of Jeff Bradley, Kevin Ryan was elected to the board of directors for the unexpired portion of the term or until the next annual or Special meeting of the shareholders of Xtreme. To fill the vacancy left by Don Bradley, Walter Wright was elected to the board of directors for the unexpired portion of the term or until the next annual or Special meeting of the shareholders of Xtreme. The other vacancies shall be filled at a later date by the board of director or by the shareholders at the next annual or special meeting of the shareholders.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired:

The financial statements required by this item are not included herewith and will be filed within 60 days of the required filing date of this Form 8-K.


(b) Pro forma financial information:

The financial statements required by this item are not included herewith and will be filed within 60 days of the required filing date of this Form 8-K.

(c) Exhibits:

2.1 Agreement and Plan of Reorganization between,
Xtreme Companies, Inc., a Nevada corporation ("Xtreme"),
Don Bradley and Rockwell Power Systems, Inc.
a Delaware Corporation ("Rockwell").

6.1 Resignation of Shaun Hadley.
6.2 Resignation of Jeff Bradley
6.3 Resignation of Don Bradley.
6.4 Resignation of Sherri Kresser.
6.5 Resignation of Garrett Oberle.




ITEM 8.  CHANGE IN FISCAL YEAR

         None.


ITEM 9.  REGULATION FD DISCLOSURE

         None.


                                   SIGNATURES

         Pursuant to the requirements of the
Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Xtreme Companies, INC.

     By: /s/ Kevin Ryan
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		Kevin Ryan
		CEO / Director

Date:  October 08, 2003